SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.   20549

                                       FORM 8-K


                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                               Securities Exchange Act


            Date of Report (Date of Earliest event reported): February 21, 1995


                             SANTA FE PACIFIC CORPORATION
                (Exact Name of Registrant as Specified in Its Charter)



                                       Delaware
                    (State or Other Jurisdiction of Incorporation)


                        1-8627                              36-3258709
               (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)






                1700 East Golf Road, Schaumburg, Illinois   60173-5860
                (Address of Principal Executive Offices)   (Zip Code)



                                    (708) 995-6000
                 (Registrant's Telephone Number, Including Area Code)



                                   (Not Applicable)
            (Former Name or Former Address, If Changed Since Last Report)

                       INFORMATION TO BE INCLUDED IN THE REPORT


          Item 5.   Other Events.

               Santa Fe Pacific Corporation ("SFP") issued a press release dated February 22, 1995 announcing the deferral of the Distribution Date under its Shareholder Rights Plan, adopted on November 28, 1994, which press release is attached as Exhibit 99 and is hereby incorporated by reference.

               The Board adopted resolutions on February 21, 1995 to delay the Distribution Date until any person or group acquires beneficial ownership of 15 percent or more of SFP common stock or until 15 days after the commencement or announcement of a tender or exchange offer which would result in any person or group becoming the beneficial owner of 15 percent or more of SFP common stock.


          Item 7.   Financial Statements and Exhibits.

               (c)  Exhibits:

               See Exhibit Index included herewith at E-1.

                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SANTA FE PACIFIC CORPORATION
                                            (Registrant)



          Date:  February 24, 1995          By:  /s/ Jeffrey R. Moreland
                                            ----------------------------
                                            (Signature)
                                            Jeffrey R. Moreland
                                            Vice President-Law
                                            and General Counsel

                                    EXHIBIT INDEX
                                    -------------


          EXHIBIT
          NUMBER    Description of Exhibit
          -------   ----------------------

          99        Santa Fe Pacific Corporation press release dated
                    February 22, 1995.



                                         E-1